NEWS RELEASE

WRIT   Washington Real Estate Investment Trust

CONTACT:                       6110 Executive Boulevard             Listed: NYSE
Marie Donohue                         Suite 800              Trading Symbol: WRE
Executive Assistant              Rockville, MD 20852       Newspaper Quote: WRIT
Direct Dial: 301-255-0802         Tel 301-984-9400                  www.writ.com
E-Mail: mdonohue@writ.com         Fax 301-984-9610

FOR IMMEDIATE RELEASE                                          November 4, 2002
Page 1 of 5

                WASHINGTON REAL ESTATE INVESTMENT TRUST ANNOUNCES
   3rd QUARTER TOTAL FUNDS FROM OPERATIONS OF $18.9 MILLION ($0.48 PER SHARE)

Washington Real Estate Investment Trust (WRIT) reported today that Funds From Operations (FFO) decreased to $18,946,000 for the quarter ended September 30, 2002 from $19,306,000 for the quarter ended September 30, 2001. The following are reported amounts on a per share basis:

                                                               Q3 2002   Q3 2001
                                                               -------   -------
          Funds from Operations ("FFO") Per Share               $0.48     $0.50
          Funds Available for Distribution ("FAD") Per Share    $0.40     $0.44

(Details regarding the above amounts are contained in the following pages. All amounts are fully diluted per share.)

Edmund B. Cronin, Jr., Chairman, President and CEO, stated, "In this economy, our geographic focus, diversified real estate portfolio and conservative balance sheet are serving us well. Our office and industrial properties have been more adversely affected by the soft economy while the apartment and retail portfolios are performing well. Furthermore WRIT's dividend remains very secure."

WRIT is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington-Baltimore region. The Trust owns a diversified portfolio of 59 properties consisting of 11 retail centers, 24 office properties, 15 industrial and 9 multifamily properties.

WRIT's dividends have increased every year for 32 consecutive years. WRIT shares are publicly traded on the New York Stock Exchange (symbol: WRE).

Note: WRIT's press releases and supplemental financial information are available on the company website at www.writ.com or by contacting Investor Relations at 301-984-9400.

Certain statements in this press release and the supplemental disclosures attached hereto are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors included, but are not limited to, fluctuations in interest rates, availability of raw materials and labor costs, levels of competition, the effect of government regulation, the availability of capital, weather, conditions, the timing and pricing of lease transactions and changes in general and local economic and real estate market conditions.

FOR IMMEDIATE RELEASE
Page 2 of 5                                                     November 4, 2002

                     WASHINGTON REAL ESTATE INVESTMENT TRUST
                              FINANCIAL HIGHLIGHTS
                      (In thousands, except per share data)

                                                              Three Months Ended September 30,     Nine Months Ended September 30,
OPERATING RESULTS                                                    2002            2001                2002            2001
-------------------------------------------------------       ----------------   -------------     ---------------   -------------
Real estate rental revenue                                    $         38,324   $      37,510     $       113,903   $     109,528
Real estate expenses                                                   (11,453)        (10,732)            (32,779)        (31,475)
                                                              ----------------   -------------     ---------------   -------------
                                                                        26,871          26,778              81,124          78,053
Real estate depreciation and amortization                               (7,303)         (6,777)            (21,305)        (19,624)
                                                              ----------------   -------------     ---------------   -------------
Income from real estate                                                 19,568          20,001              59,819          58,429
Other income                                                               177             302                 552           1,251
Interest expense                                                        (7,068)         (6,731)            (20,838)        (20,178)
General and administrative                                              (1,034)         (1,303)             (3,505)         (4,541)
                                                              ----------------   -------------     ---------------   -------------
Income before sale of real estate investment                            11,643          12,269              36,028          34,961

Gain on sale of real estate investment                                       -           4,296                   -           4,296
                                                              ----------------   -------------     ---------------   -------------
Income from continuing operations                                       11,643          16,565              36,028          39,257

Discontinued operations:
   Income (loss) from operations of properties disposed                      -             259                 (82)            690
   Gain on property disposed                                                 -               -               3,838               -
                                                              ----------------   -------------     ---------------   -------------

Net Income                                                              11,643          16,824              39,784          39,947
                                                              ================   =============     ===============   =============

Real estate depreciation and amortization                                7,303           6,777              21,305          19,624
Gain on sale of real estate investment                                       -          (4,296)                  -          (4,296)
Divestiture sharing distribution                                             -             (22)                  -            (537)
Discontinued operations:
   Gain on property disposed                                                 -               -              (3,838)              -
   Real estate depreciation and amortization                                 -              23                  12              70
                                                              ----------------   -------------     ---------------   -------------

Funds From Operations                                                   18,946          19,306              57,263          54,808
                                                              ================   =============     ===============   =============
Accretive:
   Tenant Improvements                                                  (1,095)           (820)             (3,390)         (2,609)
   Leasing Conmissions Capitalized                                        (258)           (182)               (922)           (695)
Non-Accretive:
   Recurring Capital Improvements                                       (2,132)         (1,233)             (5,593)         (3,841)
Straight Line Rents, Net of Reserve                                       (338)           (526)             (1,364)         (1,802)
Non Real Estate Depreciation & Amortization                                491             430               1,495           1,340
Divestiture Sharing Distribution                                             -              22                   -             537
                                                              ----------------   -------------     ---------------   -------------
Funds Available for Distribution                                        15,614          16,997              47,489          47,738
                                                              ================   =============     ===============   =============
Accretive:
   Major Renovations and Expansions                                     (2,592)           (321)             (7,603)           (494)
   Acquisition - Related Capital Improvements                             (334)         (1,111)             (1,173)         (1,981)
                                                              ----------------   -------------     ---------------   -------------
Net Funds Available for Distribution                          $         12,688   $      15,565     $        38,713   $      45,263
                                                              ================   =============     ===============   =============

FOR IMMEDIATEATE RELEASE
Page 3 of 5                                                     November 4, 2002

                    WASHINGTON REAL ESTATE INVESTMENT TRUST
                              FINANCIAL HIGHLIGHTS
                      (In thousands, except per share data)

                                                         Three Months Ended September 30,          Nine Months Ended September 30,
                                                                         2002        2001              2002             2001
                                                                     -----------  -----------      -----------      -----------
Per Share Data

Income before sale of real estate investment             (Basic)     $      0.30  $      0.32      $      0.92      $      0.94
                                                         (Diluted)   $      0.30  $      0.32      $      0.92      $      0.93

Gain on sale of real estate investment                   (Basic)     $      0.00  $      0.11      $      0.00      $      0.11
                                                         (Diluted)   $      0.00  $      0.11      $      0.00      $      0.11

Income (loss) from operations of properties disposed     (Basic)     $      0.00  $      0.01      $      0.00      $      0.02
                                                         (Diluted)   $      0.00  $      0.00      $      0.00      $      0.02

Gain on property disposed                                (Basic)     $      0.00  $      0.00      $      0.10      $      0.00
                                                         (Diluted)   $      0.00  $      0.00      $      0.09      $      0.00

Net income                                               (Basic)     $      0.30  $      0.44      $      1.02      $      1.07
                                                         (Diluted)   $      0.30  $      0.43      $      1.0l      $      1.06

Funds From Operations                                    (Basic)     $      0.48  $      0.50      $      1.47      $      1.47
                                                         (Diluted)   $      0.48  $      0.50      $      1.46      $      1.46

Funds Available for Distribution                         (Basic)     $      0.40  $      0.44      $      1.22      $      1.28
                                                         (Diluted)   $      0.40  $      0.44      $      1.21      $      1.27

Net Funds Available for Distribution                     (Basic)     $      0.32  $      0.40      $      0.99      $      1.21
                                                         (Diluted)   $      0.32  $      0.40      $      0.99      $      1.20

Dividends paid                                                       $    0.3525  $    0.3325      $    1.0375      $    0.9775

Weighted average shares outstanding                                   39,133,714   38,460,018       39,030,268       37,311,583
Fully diluted weighted average shares outstanding                     39,358,143   38,795,143       39,265,168       37,618,006

Washington Real Estate Investment Trust
FOR IMMEDIATE RELEASE
Page 4 of 5

                    WASHINGTON REAL ESTATE INVESTMENT TRUST
                           CONSOLIDATED BALANCE SHEETS
                    (In thousands, except per share amounts)

                                                                    September 30,         December 31,
                                                                        2002                  2001
                                                                    ------------          ------------
Assets
   Land                                                             $    169,045          $    151,782
   Building                                                              679,365               622,804
                                                                    ------------          ------------
        Total real estate, at cost                                       848,410               774,586
   Accumulated depreciation                                             (139,965)             (122,625)
                                                                    ------------          ------------
        Total investment in real estate, net                             708,445               651,961
   Cash and cash equivalents                                              15,818                26,441
   Rents and other receivables, net of allowance for doubtful
     accounts of $2,400 and respectively $1,993, respectively             12,617                10,523
   Prepaid expenses and other assets                                      21,083                19,010
                                                                    ------------          ------------
          Total Assets                                              $    757,963          $    707,935
                                                                    ============          ============

Liabilities
   Accounts payable and other liabilities                           $     11,869          $     13,239
   Advance rents                                                           4,172                 3,604
   Tenant security deposits                                                6,442                 6,148
   Mortgage notes payable                                                 87,197                94,726
   Line of credit payable                                                 53,750                     -
   Notes payable                                                         265,000               265,000
                                                                    ------------          ------------
          Total Liabilities                                              428,430               382,717
                                                                    ------------          ------------

Minority interest                                                          1,554                 1,611
                                                                    ------------          ------------
Shareholders' Equity
   Shares of beneficial interest, $.01 par value; 100,000
   shares authorized: 39,146 and 38,829 shares issued
   and outstanding, respectively                                             391                   388
   Additional paid-in capital                                            328,387               323,257
   Retained earnings (deficit)                                              (799)                  (38)
                                                                    ------------          ------------
          Total Shareholders' Equity                                     327,979               323,607
                                                                    ------------          ------------
          Total Liabilities and Shareholders Equity                 $    757,963          $    707,935
                                                                    ============          ============

Debt Information as of 9/30/02
------------------------------

Debt to total Market Capitalization      29.0%

For the Quarter ended 9/30/02
-----------------------------
Earnings to Fixed Charges /(1)/           2.64
Debt Service Coverage Ratio               3.55

(1) (Income before sale of real estate / (interest expense + capitalized interest + amortized costs of debt issuance))

Washington Real Estate Investment Trust
FOR IMMEDIATE RELEASE
Page 5 of 5

Core Portfolio & Overall Occupancy Levels by Sector

                             Core Portfolio        All Properties
                             --------------        --------------
                            3rd QTR  3rd QTR      3rd QTR   3rd QTR
Sector                       2002     2001         2002      2001
                             ----     ----         ----      ----

Multifamily                   94.6%    96.3%         94.6%    96.3%
Office Buildings              88.5%    97.2%         87.6%    97.1%
Retail Centers                94.9%    95.3%         95.1%    95.3%
Industrial/Flex Centers       91.9%    98.7%         93.0%    98.8%
                              ----     ----          ----     ----

Overall Portfolio             90.9%    97.0%         90.7%    96.9%

Acquisitions

On July 24, 2002 WRIT acquired The Atrium Building in Rockville, MD for $14.2 million. The Atrium is a three-story office building containing 81,390 rentable square feet of office space and on-site surface parking for 264 vehicles. Currently, The Atrium is 46.2% occupied. The National Institute of Health has leased 37,200 square feet effective October 1, 2002, which brings the building to 94.1% leased.

REIT Industry Issues

In light of recent issues raised in the REIT industry, WRIT makes the following disclosures:

     1. WRIT has only nominal non-income producing land held for development and no speculative construction in process.
     2. WRIT has no capital investments in technology ventures or companies, nor any other off balance sheet activities.

Conference Call Information

WRIT will conduct a Conference Call to discuss 3rd Quarter Earnings on Tuesday, November 5, 2002 at 11:00 AM, Eastern Time. Conference call access information is as follows:


USA Toll Free Number:                    888-552-9191
International Toll Number:               630-395-0034

Pass Code:                               Washington REIT
Leader:                                  Sara Grootwassink

The replay of the Conference Call will be available for two weeks, commencing one hour after the Conference Call and concluding on November 19, 2002 at 5:00 PM Eastern Time. Instant Replay access information is as follows:

USA Toll Free Number:                    800-834-5843
International Toll Number:               402-280-l653

     The live on-demand webcast of the Conference Call will also be available on WRIT's website at www.writ.com. The on-line playback of the webcast will be available at www.writ.com for 30 days following the Conference Call.